Exhibit 99.3

EON Resources Inc. Conference Call – May 2025 NYSE American: EONR https:// www.EON - R.com/

Presenters and Management Team • Michael J. Porter – Investor Relations • Dante V. Caravaggio – CEO • Mitchell B. Trotter – CFO • Jesse J. Allen – VP of Operations • David M. Smith – General Counsel • Mark H. Williams – VP of Finance 2

EON Resources – Ready for Launch • Trending in right direction: lower costs & solid income from operations • Making cuts in costs in response to lower commodity pricing • Financing is on - track to retire seller and senior debt in June • Balance sheet clean - up progressing • Discussions with potential drilling partners are on schedule • New Mexico NMOCD recently approved 25 fracture stimulations • Newly formulated acid treatments showing positive results 3

Income Statement Summary – Costs are Reducing • Revenue impacts from production, prices and derivatives are described on another slide • G&A reductions and other impacts are described on another slide • Lease operating expenses dropped to $683K per month from the $700K runrate for most of 2024 • Interest dropped $165K for the quarter due to Note conversions 4 Q1 - 25 Q4 - 24 Q3 - 24 Q2 - 24 Q1 - 24 4,564,597 3,710,680 7,364,346 5,060,795 3,283,099 Revenues 2,751,382 3,434,571 3,144,277 3,066,234 3,236,877 Operations expenses 2,084,544 3,512,347 2,235,263 2,323,662 2,309,824 General and administrative (271,329) (3,236,238) 1,984,806 (329,101) (2,263,601) Operating income (2,251,286) (2,738,105) (1,680,803) (656,469) (3,631,178) Other income (expense) (2,522,615) (5,974,343) 304,003 (985,570) (5,894,779) Net income before taxes 770,385 1,065,428 855,925 347,775 1,201,279 Tax benefits (1,752,230) (4,908,915) 1,159,928 (637,796) (4,693,500) Net income

Revenues – Hedging Program Mitigates Oil Price Drop • Oil revenues were impacted by: • Production remains stable • Average oil sold price per barrel fluctuations drove the revenue changes by quarter • Hedging is at a responsible level with 70% hedged $70.00 or higher for all 2025 • Derivatives impact minimal as oil prices averaged $70.00 for the quarter • Gas revenues up based on higher market price for gas Q1 - 25 Q4 - 24 Q3 - 24 Q2 - 24 Q1 - 24 62,702 62,140 62,949 61,259 64,339 Net barrels of oil 70.06 67.05 83.80 79.76 77.27 Average oil price 4,392,605 4,166,335 5,275,254 4,885,959 4,971,150 Oil 139,532 86,816 89,978 128,084 178,608 Gas 117,532 127,839 98,452 130,230 130,588 Other (54,435) 23,556 (107,970) (261,447) (60,065) Hedges: Cash 4,595,234 4,404,546 5,355,714 4,882,826 5,220,282 Cash based revenues (30,636) (693,866) 2,008,631 177,969 (1,937,183) Hedges: Non - cash 4,564,597 3,710,680 7,364,346 5,060,795 3,283,099 Total revenues 5

Production Impact on P&L

(Assumes no hedge)	Seven Rivers Fracs: Per Well	High End	Mid-Point	Low End
Oil price	$ 65.00	$ 75.00	$ 65.00	$ 55.00
Gross BOPD per well	20	20	20	20
Wells	1	50	50	50
Gross BOPD	20	1,000	1,000	1,000
Net percentage	75%	75%	75%	75%
Net BOPD	15	750	750	750
Net PO per month (30 days)	450	22,500	22,500	22,500
Revenues per month	$ 29,250	$ 1,687,500	$ 1,462,500	$ 1,237,500
Less: Production tax (8.5%)	$ (2,486)	$ (143,438)	$ (124,313)	$ (105,188)
Less: LOE incremental	n/a	minimal incremental variable LOE		
Incremental operating income	$ 26,764	$ 1,544,063	$ 1,338,188	$ 1,132,313
Annualized operating income	$321,165	$18,528,750	$16,058,250	$13,587,750

(Assumes no hedge)	San Andres Horizonal Wells: Per Well	High End	Mid-Point	Low End
Oil price	$ 65.00	$ 75.00	$ 65.00	$ 55.00
Gross BOPD per well	350	350	350	350
Wells	1	3	3	3
Gross BOPD	350	1,050	1,050	1,050
Net percentage	50%	50%	50%	50%
Net BOPD	175	525	525	525
Net PO per month (30 days)	5,250	15,750	15,750	15,750
Revenues per month	$ 341,250	$ 1,181,250	$ 1,023,750	$ 866,250
Less: Production tax (8.5%)	$ (29,006)	$ (100,406)	$ (87,019)	$ (73,631)
Less: LOE incremental	$ (17,500)	$ (31,500)	$ (31,500)	$ (31,500)
Incremental operating income	$ 294,744	$ 1,049,344	$ 905,231	$ 761,119
Annualized operating income	$3,536,925	$12,592,125	$10,862,775	$9,133,425

- Seven Rivers fracs expected to average 20 BOPD
  - First frac is averaging 20 BOPD
  - Initial frac package plan is for three wells
- Horizontal drill program expected to average 300 to 400 BOPD per well
  - Program expected to start in 2026 with three wells at a time
  - Several drilling partners have shown serious interest

6

G&A Costs – Impact from Reductions Started in Q1

	Q1-24	Q2-24	Q3-24	Q4-24	Q1-25
Salaries and fees and related expenses	502,749	593,110	616,402	538,394	309,766
Salaries and fees - equity based	125,680	130,720	172,495	250,608	144,163
Salaries and director fees	628,429	723,830	788,897	789,001	453,930
Professional fees from legal and audit	412,118	646,381	722,136	987,219	581,355
Consulting and other services	184,397	173,927	189,135	187,997	236,305
Insurance costs	407,323	319,559	319,872	356,115	282,747
Equity based costs	573,568	360,000	154,500	1,025,355	271,050
Miscellaneous					130,000
Other costs	103,988	99,964	60,724	166,660	129,158
	2,309,824	2,323,662	2,235,263	3,512,347	2,084,544

- Salaries and fees decreased in Q1 by $225K, or approximately $1.0 million for 2025
- Equity based costs included a consulting fee of $226K and $45K of payables payments
- Q1 professional fees for legal, audit and consulting services primarily reflect year end reporting and closing efforts, and certain costs stemming from various trailing legal matters.
- Insurance costs are down $75K in Q1 due to lower rates for 2025

7

EON

Balance Sheet Summary • Debt and equity components on following slides • Cap - ex spend for the quarter was $600K • Company has made, and is continuing to make, improvements to the balance sheet 8 Q1 - 25 Q4 - 24 Includes reserve account 3.1 3.0 Cash Collected within a month 1.7 1.8 Receivables LHO NM property 98.1 97.5 PP&E, net 1.0 0.4 Other assets 103.9 102.7 Total assets Various field & corporate 16.8 17.5 Payables and accruals 46.4 47.4 Debt including interest Relates to the Loans 4.1 5.7 Warrant liability Not currently payable 1.9 2.7 Deferred taxes 2.1 1.7 Other Liabilities 71.4 75.0 Total liabilities 32.5 27.7 Equity 103.9 102.7 Total liabilities & equity

Debt Structure as of March 31, 2025 • Reserve Based Loan (“RBL”) : First International Bank & Trust (“FIBT”) provided at $28 million RBL at acquisition closing. • The debt has a five - year amortization schedule with maturity in three years, and an interest rate of 15 percent. • The balance was $22.5 million. • Seller Note : There is a $15 million note issued to the Seller at closing • Private Loans & Notes : There are $4.4 million of private loans & notes 9

Equity Structure as of March 31, 2025 • Common stock : There were 17 million shares outstanding. • Preferred stock : There are no preferred stock shares issued on the 1.0 million shares authorized, and there are no designated classes of preferred stock. • There are $15 million of preferred units at a subsidiary level that are included in the minority interest component of shareholder equity. The preferred units automatically convert to common stock at the end of two years based on a formula. There is no cash obligation to the Company • Warrants : There were 14.3 million warrants outstanding that are convertible to 11.0 million Class A shares 10

Funding Options • The Company is opposed to using excessive amount of equity for fund raising. Options for a properly balanced approach are: • Volumetric funding • Debt financing • Equity instruments • Volumetric funding as described in our March 20 th press release • A production/revenue sharing instrument that neither debt nor equity • Does not dilute our common stock • Payments fluctuate with production and oil prices mitigating risk • Minimizes/reduces default risk by not being a traditional loan • Planned uses for field development; Seller consideration; and refinancing • Back - up alternatives of a combination of debt and/or equity 11

Operations – 2024 • Safety – No reportable incidents • Operational highlights • Stabilized production • Water and flowline repairs and upgrades • Electrical repairs and upgrades • Purchased key pumps, hot oiler, well testers, etc. • Reduced LOE to $683K per month from 2024 runrate of 700K 12

Operations – Increasing Production • Plans to increase production • Sand fracs with low temperature RCS has been successful • Acid treatment with improved formula has been successful • Bringing back on - line down wells and injection wells • Horizontal well program 13

Questions & Thank You for Attending NYSE American: EONR https:// www.EON - R.com/

Disclaimer • This presentation of EON Resources Inc. (“EON” or the “Company”) shall not constitute a “solicitation” as defined in Rule 14a - 1 of the Securities Exchange Act of 1934, as amended. • This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or “qualified institutional buyers” as defined in Rule 144A under the Act. Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act. Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. EON is not making an offer of the Securities in any state where the offer is not permitted. • The information in this presentation may not be complete and may be changed at any time. Before you invest in the Company’s securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company. Copies of any such filing may be obtained for free by visiting the SEC website at www.sec.gov. Filings by EON with the SEC may also be viewed through links on the EON website at EON - R.com. • This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. • The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC. Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC. Certain financial measures in this presentation are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non - GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents. For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison. • Certain statements contained in this presentation relate to the historical experience of our management team. An investment in the Company is not an investment in any of our management team’s past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company. • This Presentation may contain estimated or projected financial information, including, without limitation, EON’s projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024, 2025, and 2026. Such estimated or projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” below. Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved. The independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. 15

Disclaimer • Forward - Looking Statements • Statements in this presentation which are not statements of historical fact are “forward - looking statements” . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . All statements other than statements of historical fact included in this presentation are forward - looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business . These forward - looking statements, are only predictions based on our current expectations and projections about future events . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward - looking statements . These factors include, but are not limited to, those discussed in our Annual Report on Form 10 - K under Item 1 A “Risk Factors,” and also discussed from time to time in our quarterly reports on Form 10 - Q, current reports on Form 8 - K, proxy statements, and other SEC filings including the following : (1) the financial and business performance of the Company, (2) the Company’s abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change . These forward - looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared . Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . EON undertakes no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . • In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M . Cobb & Associates, Inc . ("Cobb"), an unrelated third party that had previously been engaged and compensated by EON concerning the oil and gas assets owned by EON including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31 , 2023 . 16